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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 18, 2000


                                  ROBERDS, INC.
             (Exact name of registrant as specified in its charter)

         Ohio                          0-22702                  31-0801335
(State or other jurisdiction         (Commission               (IRS Employer
   of incorporation)                 File Number)           Identification No.)


    1100 East Central Avenue, Dayton, Ohio                    45449-1888
   (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (937) 859-5127

                                      None
          (Former name or former address, if changed since last report)



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Item 3.  Bankruptcy or Receivership

         On January 19, 2000, Roberds, Inc. (the "Company") filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District, Western Division, Dayton, Ohio, Case Number 00-10394 (the "Filing"). The Company is continuing to operate as a debtor-in-possession and no receiver, fiscal agent or similar officer has been appointed and no such appointment is currently contemplated.

Item 5.  Other Events

         The Company issued a press release related to the Filing on January 18, 2000. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

                  (c)      Exhibits.

                           99.1 Press release of the issued by The Company on January 18, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ROBERDS, INC.



                                  By:       /s/ Robert M. Wilson
                                            -----------------------
                                  Name:     Robert M. Wilson
                                  Title:    Chief Financial Officer
                                  Date:     January 20, 2000

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                                  EXHIBIT INDEX
                                  -------------


Number            Subject Matter
------            --------------


99.1              Press release issued by the Company on January 18, 2000.